UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

           [X]       Preliminary Proxy Statement
           [ ]       Confidential for  use  of  the  Commission Only
                     (as permitted by  Rule  14a-6(e)(2))
           [ ]       Definitive Proxy Statement
           [ ]       Definitive  Additional  Materials
           [ ]       Soliciting  Material  Pursuant  to  240.14a -11 or
                      240.14a -12

                             POWERCOLD CORPORATION
                             ---------------------
               (Name of Registrant as Specified in its Charter)

                                     NONE
                                     ----
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                             POWERCOLD CORPORATION
                                  PO BOX 1239
                               115 CANFIELD ROAD
                            LA VERNIA, TEXAS 78121
                             PHONE:  830 779-5223
                              FAX:   830 253-8181

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               NOVEMBER 14, 2002




To The Stockholders of PowerCold Corporation:

The Annual Meeting of Stockholders of PowerCold Corporation, a Nevada Corporation, will be held at PowerCold Corporation, 115 Canfield Road La Vernia, TEXAS 78121 on Thursday, November 14, 2002 at 2:00 P.M. Central time for the following purposes:

1.    To ratify the selection of the independent auditors of the Corporation.

2. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Stockholders of record at the close of business on October 1, 2002 are entitled to notice of and to vote at the meeting.


By order of the Board of Directors,

PowerCold CORPORATION

/s/ George C. Briley

George C. Briley,
Corporate Secretary


October 7, 2002   Approximate Date of mailing to Stockholders


IMPORTANT: Whether or not you plan to attend the meeting, please execute and return the enclosed proxy. A return envelope is enclosed for your convenience. Prompt return of the proxy will assure a quorum and save the Company unnecessary expense. At least ten (10) days before the meeting of stockholders, a complete record of the stockholders of the Company entitled to vote at such meeting, or any adjournment thereof, will be on file at the place of business of the Company at 115 Canfield Road La Vernia, TEXAS 78121 and shall be produced and kept open at the time and place of the meeting. During all times referred to above, the records shall be subject to the inspection of any shareholder for the purposes of the meeting.

                             POWERCOLD CORPORATION
                                  PO BOX 1239
                               115 CANFIELD ROAD
                            LA VERNIA, TEXAS 78121
                                 830 779-5223


                                PROXY STATEMENT
                                  RELATING TO
                        ANNUAL MEETING OF SHAREHOLDERS


                        TO BE HELD ON NOVEMBER 14, 2002

                                 INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of PowerCold Corporation a Nevada corporation (the "Corporation"), to holders of shares of the Corporation's Common Stock ("Common Stock") in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Thursday, November 14, 2002 and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting. This Proxy Statement is first being mailed to shareholders on or about October 7, 2002. The Annual 10-K Report of the Company for the year ending December 31, 2001 will be mailed to stockholders upon request. Such Annual Report does not form any part of the material for solicitation of proxies.

                          PURPOSES OF ANNUAL MEETING

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action to ratify the appointment of independent auditors, ratify the adoption of a stock option plan, and any other matters.

                           VOTING AT ANNUAL MEETING

GENERAL

The close of business on the Record Date of October 1, 2002 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 17,918,475 shares of Common Stock entitled to vote. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of Common Stock represented at the Annual Meeting provided a quorum is present at the meeting in person or by proxy.

PROXIES

Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (1) FOR the ratification of the selection of independent auditors; (2) AT the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation, or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless, before the authority granted there under is exercised, written notice of such death or incompetence is received by the Corporation from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The indication of an abstention on a proxy or the failure to vote either by proxy or in person will be treated as neither a vote "for" nor "against" the election of any director. Each of the other matters must be approved by the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote. Abstention from voting will have the practical effect of voting against these matters since it is one less vote for approval. Broker non-votes, shares held by brokers or nominees for the accounts of others as to which voting instructions have not been given, will be treated as shares that are present for determining a quorum, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. Brokers and nominees, under applicable law, may vote shares for which no instructions have been given in their discretion in the election of directors.

The Corporation will bear all the cost and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, the directors, officers, and employees of the Corporation, without additional compensation, may solicit proxies personally or by telephone or telegram.


1.  RATIFICATION OF AUDITORS

Williams & Webster, P.S., independent public accountants, have again been selected by the Board of Directors as the independent auditors for the Corporation for the fiscal year ending December 31, 2002, subject to approval by the shareholders Williams & Webster, P.S., has served as an independent auditor for the Corporation since the fiscal year ended December 31, 2000. This firm is experienced in the field of accounting and is well qualified to act in the capacity of auditors. Williams & Webster, P.S. will not be represented at the annual meeting, but questions from shareholders will be presented to the auditors for response.

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ITEM 1


2.  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies.

DIRECTORS CONTINUING IN OFFICE:

FRANCIS L. SIMOLA: Mr. Simola, 63, has been Chairman, President and Chief Executive Office of PowerCold Corporation since the Company's inception in January 1993.

Shares Beneficially  Owned*    2,958,832
Percent of Class:              18
A Director Since:              1993
Term Expires:                  November 10, 2003

* Shares beneficially owned do not include options to acquire 695,879 shares of Common Stock granted on 10/1/99 and 9/10/01.


GEORGE C.  BRILEY:   Mr. Briley, 77, has been a director of Power Cold
Corporation since September 1994. Mr. Briley is Chief Technology Office and Secretary of PowerCold and President of Technicold Services, Inc.

Shares Beneficially  Owned*    634,602
Percent of Class:              3.9
A Director Since:              1994
Term Expires:                  November 10, 2003

* Shares beneficially owned do not include options to acquire 354,100 shares of Common Stock granted on 10/1/99 and 9/10/01.


H. JACK KAZMAR: Mr. Kazmar, 69, has been a director of PowerCold since October 1998. Mr. Kazmar is Chief Operating Officer and Treasurer of PowerCold.

Shares Beneficially  Owned*    262,000
Percent of Class:              1.6
A Director Since:              1998
Term Expires:                  November 10, 2003

*  Shares beneficially   owned do not include options to acquire 504,579 shares
of Common Stock granted  on 10/1/99, 6/1/00 and 9/10/01.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 1, 2002, the amount and percentage of the Common Stock of the Company, which according to information supplied by the Company, is beneficially owned by each person who, to the best knowledge of the Company, is the beneficial owner (as defined below) of more than five (5%) of the outstanding common stock.

NAME AND ADDRESS OF               NUMBER OF SHARES      PERCENTAGE OWNERSHIP
BENEFICIAL  OWNER (1)             OF  COMMON STOCK      OF COMMON STOCK
                                  BENEFICIALLY  OWNED   OUTSTANDING
--------------------------------  --------------------  ---------------------
George C. Briley  (2)                    634,602                   3.95%
     17 Pembroke Lane
     San Antonio, TX.  78240

H.  Jack Kazmar  (3)                     262,000                   1.63%
     36 West Beechcroft Road
     Short Hills, NJ  07078

Francis L. Simola and (4)              1,092,432                   6.80%
Veronica M.  Simola
     9408 Meadowbrook Ave.
     Philadelphia, Pa.  19118

Simco Group, Inc.  (5)                 1,800,664                  11.23%
     1800 E. Sahara Ave. Ste.107
     Las Vegas, NV 89104

Henry N. Sanborn                       1,336,956                   8.34%
    505 Charles Street Avenue
    Towson, MD 21204

(1) Under Rule 13d-3, issued by the Securities and Exchange Commission, a person is, in general, deemed to "Beneficially own" any shares if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (a) voting power, which includes the power to vote or to direct the voting of those shares and/or (b) investment power, which included the power to dispose, or to direct the disposition of those securities. The foregoing table gives effect to shares deemed beneficially owned under Rule 13d-3 based on the information supplied to the Company. The persons named in the table have sole voting power and investment power with respect to all shares of Common Stock beneficially owned by them.

(2) The beneficial owner listed above has been granted stock options given the right to acquire 354,100 shares of PowerCold Corporation Common Stock.

(3) The beneficial owner listed above has been granted stock options given the right to acquire 504,579 shares of PowerCold Corporation Common Stock.

(4) The beneficial owner listed above has been granted stock options given the right to acquire 695,879 shares of PowerCold Corporation Common Stock.

(5)  Simco Group, Inc., a Nevada Corporation, is wholly owned (100%) by Francis
     L. Simola and Veronica M. Simola.

REMUNERATION  OF  EXECUTIVE  OFFICERS

(a)  Named Executive  Officers

The Corporation's named executive officers are: Francis L. Simola, President and Chief Executive Officer; George C. Briley, Secretary and Chief Technology Officer; and H. Jack Kazmar, Treasurer and Chief Operating Officer.

(b)Summary Compensation Table

Executive officers the Company receive no salary and no other compensation and benefits. No executive officer or director of the parent Company received any cash salary as continuous payroll compensation during the year ended 2001. No officer of the parent Company was paid by any other source other than PowerCold for time that was actually spent in furtherance of PowerCold's affairs

Simco Group/Simola received 120,000 shares of common restricted stock for services rendered the Company, and received $60,000 related to payment due for corporate operating expenses for the year ended 2001. Mr. Simola was granted 150,000 options of Common Stock on 9/10/01 for services rendered the Company with an exercise price of $1.00 per share.

George C. Briley received less than $50,000 consulting services compensation from Technicold Services, Inc. for year ended 2001. Mr. Briley was granted 150,000 options of Common Stock on 9/10/01 for services rendered the Company with an exercise price of $1.00 per share.

H, Jack Kazmar received $60,000 for consulting services for year ended 2001. Mr. Kazmar was granted 150,000 options of Common Stock on 9/10/01 for services rendered the Company with an exercise price of $1.00 per share.

The information specified concerning the compensation of the named executive officers for each of the Registrant's last three completed fiscal years provided in the following Summary Compensation Table.

                          Summary Compensation Table
---------------------------------------------------------------------------------
                                             Long-Term Compensation
                                -------------------------------------------------
     Annual Compensation               Awards                  Payouts
------------------------------  ----------------------  -------------------------
(a)        (b)   (c)     (d)    (e)         (f)         (g)        (h)      (i)
Name                     Other  Restricted  Securities
and              Annual  Stock  Underlying  LTIP        All Other

Principal  Year  Salary  Bonus  Comp.       Awards      Options    Payouts  Comp.
Position           ($)    ($)      ($)      ($)(1)(2)    (#)(3)      ($)     ($)
---------  ----  ------  -----  ----------  ----------  ---------  -------  -----
<s>        <c>   <c>     <c>    <c>         <c>         <c>        <c>      c>
Francis
Simola     2001     0      0          0        120,000    150,000      0       0
President  2000     0      0          0        120,000          0      0       0
CEO        1999     0      0          0        120,000    545,879      0       0

George
Briley     2001     0      0          0              0    150,000      0       0
Secretary  2000     0      0          0              0          0      0       0
CTO        1999     0      0          0          5,000    204,100      0       0

H Jack
Kazmar     2001     0      0          0        100,000    150,000      0       0
Treasurer  2000     0      0          0        100,000    100,000      0       0
COO        1999     0      0          0         52,000    254,579      0       0

(1)  Restricted Stock Awarded for consulting and funding  services.
(2)  Restricted Stock Awards includes directors fees.
(3)  Securities Underlying Options do not include options granted in 2002.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2001 is provided in the following Option Grants in the Last Fiscal Year Table:

                       OPTION GRANTS IN LAST FISCAL YEAR
                             Individual Grants (1)
-------------------------------------------------------------------------------
(a)          (b)                   (c)                   (d)            (e)

Name         Number of Securities  % of total Options    Exercise or    Expiration
             Underlying Options    granted to employees  or base price  Date
             Granted (2)           in fiscal year        $/share
-----------  --------------------  --------------------  -------------  ----------
Francis
 Simola            150,000                0.02%             1.00         9/10/04
George
 Briley            150,000                0.02%             1.00         9/10/04
H Jack
 Kazmar            150,000                0.02%             1.00         9/10/04

(1)  This table  does  not  include  Stock  Options  granted  previously.
(2) Number of Securities Underlying Options Granted do not include options granted in 2002.

The information specified concerning the stock options of the named executive officers during the fiscal year ended December 31, 2001 is provided in the following Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Options Values Table:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                             Individual Grants (1)
----------------------------------------------------------------------------------
(a)             (b)               (c)         (d)                (e)
Name            Number of Shares  Value       Number of          Value of
                Acquired          Realized    Securities         Unexercised
                on Exercise           $       Underlying         in-the-money
                                              Unexercised        options at Fy-End
                                              Options at Fy-End  ($)Exercisable/
                                              (#)Exercisable/    Unexercisable
                                              Unexercisable (1)
--------------  ----------------  ----------  ------------------  ----------------
Frank Simola           0              0            695,879             272,940
George Briley          0              0            354,100             102,050
H Jack Kazmar          0              0            504,579             127,290

(1)    Number   of   Securities   Underlying   Unexercised  Options  at  Fy-End
(#)Exercisable/ Unexercisable do not include options granted in 2002.

The Company does not currently have a Long Term Incentive Plan  ("LTIP")

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2001 the Board of Directors held five
meetings.   All  directors  attended  the  meetings either  physically  or  via teleconference.

COMMITTEES

There are no Compensation, Audit or Nominating Committees.

RELATED PARTY TRANSACTIONS

The Company has received funding on several occasions from Simco Group, Inc., a separate legal entity wholly owned by the Company's Chairman and Chief Executive Officer. Simco Group has financed the Company on several occasions since the Company's inception. Simco Group has not requested nor receives payment of any kind from the Company for providing funding. There are no loans outstanding.

George Briley, Chief Technology Officer of PowerCold, has loaned the Company $27,000. Mr. Briley has received no interest on the loan transaction. There are no loans outstanding.

COMPENSATION OF DIRECTORS

Compensation is limited to $2,500.00 annually paid in restricted company stock for director services rendered the Company. No director compensation was paid in 2001 or 2000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons owning more than ten percent of a registered class of the Company's securities to file with the United States Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors, and greater- than- ten percent shareholders are required by Securities and Exchange Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of copies of reports furnished to the company and written representations that no other reports were required, the Company believes that during fiscal year ended December 31, 2001, all filing requirements under Section 16(a) of the Securities Exchange Act of1934 were satisfied.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

The Corporation's next annual meeting is scheduled for October 1, 2003. A Stockholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement for that meeting must notify the Secretary of the terms and content of the proposal no later than March 30, 2003. The Corporation's By-Laws outline the procedures including notice provisions, for stockholder nomination of directors and other stockholder business to be brought before stockholders at the Annual Meeting. At the time of submission of such proposal a stockholder must have been of record or beneficial owner of at least 1% of the outstanding shares or $1,000 worth of stock in the Corporation, and have held such stock for at least one year and through the date on which the meeting is held. A copy of the pertinent By-Law provisions are available upon written request to the Secretary of the Corporation.

FORM 10-K

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (the "Form 10-K"), without cost, upon written request to the Secretary of the Corporation. The Form 10-K is not part of the proxy solicitation material for the Annual Meeting. Additionally, the Securities and Exchange Commission maintains a web site that contains reports and other information at the following address: http://www.sec.gov.

Company financial reports  and  product information may also be accessed at the
Company's Internet Web Site at http://www.powercold.com.   Information  on  our
website does not form any part of the material for solicitation of proxies.


By Order of the Board of Directors

/s/  George C. Briley             Date:  October  7,  2002

-----------------------           -------------------------
     George C. Briley